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                                                                      EXHIBIT 32

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of HCA Inc. (the "Company") on Form 10-Q for the quarter ended March 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                          By:   /s/ JACK O. BOVENDER, JR.
                                            ------------------------------------
                                                   Jack O. Bovender, Jr.
                                                 Chairman of the Board and
                                                  Chief Executive Officer

May 6, 2004

                                          By:     /s/ R. MILTON JOHNSON
                                            ------------------------------------
                                                     R. Milton Johnson
                                            Senior Vice President and Controller
                                               (Principal Financial Officer)

May 6, 2004